[LOGO]
                                  THE HENSSLER
                                   EQUITY FUND
                                ----------------
                                Lighting the Way

                                      [ ]

                                 ANNUAL REPORT
                                 April 30, 2001

                                      [ ]

                            THE HENSSLER EQUITY FUND
                             1281 KENNESTONE CIRCLE
                                   SUITE 100
                            MARIETTA, GEORGIA 30066

                                      [ ]

                                 1-800-936-3863
                                WWW.HENSSLER.COM
                             AOL KEYWORD - HENSSLER

                                                                        TABLE OF
                                                                        CONTENTS
[LOGO]                                                            April 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

          Letter to the Shareholders .................................  2-3

          Performance History ........................................  4

          Schedule of Investments ....................................  5-8

          Statement of Assets & Liabilities ..........................  9

          Statement of Operations ....................................  10

          Statement of Changes in Net Assets .........................  11

          Financial Highlights .......................................  12

          Notes to the Financial Statements ..........................  13-15

          Independent Auditor's Report ...............................  16

          Privacy Policy .............................................  17

--------------------------------------------------------------------------------

                                                                       LETTER TO
[LOGO]                                                          THE SHAREHOLDERS
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

June 1, 2001

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund ("TheFund"). As you know, the stock market has been "bearish" since we published our semi-annual report. We are pleased to report that The Fund's cumulative return for the year ended April 30,2001, was down (-0.96%) versus a decrease of (-14.90%) for the Standard & Poor's 500 Index (S&P 500). Since inception on June 10, 1998, The Fund has returned 10.09% versus 5.41% for the S&P 500 on an annualized basis.

The Fund continues to perform well among its peers. For the one-year period through April 30, 2001, Morningstar ranked The Fund as a Large Cap Blend Fund, and stated that The Fund finished in the top seven percent (7%) of Large Cap Blend funds for that period. The ranking compares performance among funds with the same investment objectives. There were approximately two hundred (200) funds classified as Large Blend funds. Of course, we caution investors that past performance is no guarantee of future results.

Our long-term investment strategy has been to overweight our positions in the Technology, Health Care and Financial sectors, versus the S&P 500, due to their long-term prospects for above average growth. In 2000, when tech stocks "went through the roof," and comprised as much as 35% of the S&P 500, we felt that prices were so high that we should be under-weighted. We followed the strategy of being under-weighted in technology for the beginning of 2001 as well. However, our current weighting in technology is very similar to the weighting of the sector in the S&P 500. We want to be over-weighted in technology stocks over the long term. Therefore, you can expect us to make changes in the portfolio during 2001, which should shift the portfolio in that direction when we feel it is appropriate.

In the Technology sector, we own companies such as Intel, Microsoft, Dell, Applied Materials, Cisco Systems, Sun Microsystems, and Motorola. Our largest holding in the technology sector and the fund overall as of April 30, 2001 was Applied Materials. We view Applied Materials as the "cream of the crop" in the chip manufacturing equipment category.

Since our semi-annual report, new additions to the portfolio include Ashland, Inc. and Motorola, Inc. Over the last six months, we eliminated The Fund's positions in AT&T, Abbott Labs, Disney, Merck, Procter & Gamble, Ross Stores, and Schlumberger.

--------------------------------------------------------------------------------

                                                                       LETTER TO
[LOGO]                                                          THE SHAREHOLDERS
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

June 1, 2001
Page Two

We viewed several companies, which we sold during the past six months, as being weaker than some current holdings in the same sector. For example, we sold Merck and invested the proceeds in Pfizer, because we view Pfizer as the stronger of the two entities. We believe with Pfizer's strong commitment to research & development, over $5 billion in 2001, that Pfizer will continue to have one of the strongest drug pipeline's of any pharmaceutical company.

In early April, we sold part of our position in ADC Telecommunications. This was to realize losses and minimize capital gains that would otherwise be taxable to shareholders. With the proceeds, we purchased depository receipts in the S&P 500 Tech Sector rather than have uninvested cash in The Fund. This was to allow The Fund's portfolio to maintain market exposure.

For the future, we intend to continue to focus on undervalued, financially strong companies. In times of volatility and economic uncertainty, it makes sense to invest in the market leaders when the prices are reasonable. It is this philosophy that The Henssler Equity Fund has embraced and is committed to follow. By following this philosophy during the past year, The Fund out performed its benchmark, the S&P 500.

If you would like to receive periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You can review The Henssler Equity Fund link as often as you like. Each quarter through our website, we provide details on our top 10 holdings, industry allocation, and other statistics. We also provide on our website media appearance information and links to articles in which The Fund's management team has been quoted.

On behalf of our board of directors and management team, we thank you for the trust and confidence you have shown by using The Henssler Equity Fund as your investment vehicle.

Yours very truly,


Gene W. Henssler, Ph.D.       Theodore L. Parrish       James L. Brookover, CFA
Co-Manager                    Co-Manager                Co-Manager

This report is intended for The Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
--------------------------------------------------------------------------------

                                                                     PERFORMANCE
[LOGO]                                                                   HISTORY
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

                            THE HENSSLER EQUITY FUND
                            ------------------------
                   PERFORMANCE OF $10,000 INITIAL INVESTMENT
    For the period from June 10, 1998 (inception of fund) to April 30, 2001
                         Fiscal Year End is April 30th

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    TOTAL RETURN
                                    Inception of fund (6-10- 98) through 4-30-01
--------------------------------------------------------------------------------
      The Henssler Equity Fund                         10.09%
--------------------------------------------------------------------------------
        S&P 500 Total Return                            5.41%
--------------------------------------------------------------------------------

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.
At April 30, 2001, the Fund would have grown to$13,202 - total annualized investment return of 10.09% since June 10, 1998.
At April 30, 2001, a similar investment in the S&P Total Return Index would havegrown to $11,646 - total annualized investment return of 5.41% since June 10, 1998.

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                                                                               4

                                                                     SCHEDULE OF
                                                                     INVESTMENTS
[LOGO]                                                      AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

                                                      Shares           Value
                                                    ----------     ------------
COMMON STOCK -- 93.34%

  BASIC MATERIALS -- 3.90%

     BUILDING AND CONSTRUCTION PRODUCTS
     Vulcan Materials Co.                               14,035     $    648,838
                                                                   ------------

     BUILDING - MAINTENANCE & SERVICE
     Ecolab, Inc.                                        9,800          370,734
                                                                   ------------

     FERTILIZERS
     Potash Corporation of Saskatchewan, Inc.            2,350          134,796
                                                                   ------------
        TOTAL BASIC MATERIALS                                         1,154,368
                                                                   ------------

  CAPITAL GOODS -- 6.33%

     AUTO-MEDIUM & HEAVY DUTY TRUCKS
     PACCAR, Inc.                                       13,675          663,511
                                                                   ------------

     DIVERSIFIED MANUFACTURING
     General Electric Co.                                9,835          477,293
     Illinois Tool Works Inc.                            6,400          405,632
     National Services Industries, Inc.                 13,450          324,145
                                                                   ------------
                                                                      1,207,070
                                                                   ------------
        TOTAL CAPITAL GOODS                                           1,870,581
                                                                   ------------

  COMMUNICATION SERVICES -- 4.29%

     TELECOMMUNICATION SERVICES
     Vodafone Group PLC ADR                             11,325          342,921
                                                                   ------------

     TELEPHONE-INTEGRATED
     CenturyTel, Inc.                                   13,372          363,451
     SBC Communications, Inc.                           11,400          470,250
     Worldcom, Inc.*                                     5,000           91,250
                                                                   ------------
                                                                        924,951
                                                                   ------------
        TOTAL COMMUNICATION SERVICES                                  1,267,872
                                                                   ------------

  CONSUMERCYCLICALS -- 6.11%

     RETAIL-BUILDING PRODUCTS
     Home Depot, Inc.                                   15,670          738,057
                                                                   ------------

     RETAIL-MAJOR DEPARTMENT STORES
     Target Corp.                                       27,770        1,067,757
                                                                   ------------
        TOTAL CONSUMER CYCLICALS                                      1,805,814
                                                                   ------------

  CONSUMERSTAPLES -- 13.61%

     BEVERAGES-NON-ALCOHOLIC
     Pepsico, Inc.                                      22,875        1,002,154
                                                                   ------------

     BREWERY
     Anheuser-Busch Companies, Inc.                     19,570          782,604
                                                                   ------------

--------------------------------------------------------------------------------

                                                                     SCHEDULE OF
                                                                     INVESTMENTS
[LOGO]                                                      AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

                                                      Shares           Value
                                                    ----------     ------------
     COSMETICS & TOILETRIES
     Kimberly-Clark Corp.                               11,935          708,939
                                                                   ------------

     FOOD-WHOLESALE/DISTRIBUTION
     Sysco Corp.                                        19,050          535,686
                                                                   ------------

     MEDICAL-WHOLESALE DRUG DISTRIBUTION
     Cardinal Health, Inc.                               8,850          596,490
                                                                   ------------

     RETAIL-DRUG STORES
     Walgreen Co.                                        9,270          396,571
                                                                   ------------
        TOTAL CONSUMER STAPLES                                        4,022,444
                                                                   ------------

  ENERGY -- 8.11%

     CHEMICAL - SPECIALITY
     Ashland, Inc.                                       9,500          409,070
                                                                   ------------

     OIL COMPANY-INTEGRATED
     Exxon/Mobil Corp.                                   8,907          789,160
     Repsol SA ADR                                      17,485          319,276
     Royal Dutch Petroleum Co. ADR                       9,580          570,297
                                                                   ------------
                                                                      1,678,733
                                                                   ------------

     OIL-FIELD SERVICES
     Halliburton Co.                                     7,200          311,112
                                                                   ------------
        TOTAL ENERGY                                                  2,398,915
                                                                   ------------

  FINANCIALS -- 21.08%

     COMMERCIAL BANKS-SOUTHERN US
     Charter One Financial, Inc.                        23,637          692,564
     Southtrust Corp.                                   14,400          684,720
                                                                   ------------
                                                                      1,377,284
                                                                   ------------

     FINANCE-CREDIT CARD
     MBNA Corp.                                         21,242          757,277
                                                                   ------------

     FINANCE-MORTGAGE LOAN/BANKER
     Fannie Mae                                         14,430        1,158,152
                                                                   ------------

     INSURANCE-LIFE/HEALTH
     Jefferson-Pilot Corp.                              16,162          754,119
                                                                   ------------

     INSURANCE-MULTI-LINE
     American International Group, Inc.                  7,209          589,696
                                                                   ------------

     INVESTMENT MANAGEMENT/ADVISORY SERVICES
     T. Rowe Price Group, Inc.                           7,700          267,652
                                                                   ------------

     MONEY CENTER BANKS
     Bank of America Corp.                              12,400          694,400
     J. P. Morgan Chase & Co., Inc.                     13,226          634,583
                                                                   ------------
                                                                      1,328,983
                                                                   ------------
        TOTAL FINANCIALS                                              6,233,163
                                                                   ------------

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                                                                               6

                                                                     SCHEDULE OF
                                                                     INVESTMENTS
[LOGO]                                                      AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

                                                      Shares           Value
                                                    ----------     ------------

  HEALTHCARE -- 14.13%

     MEDICAL INSTRUMENTS
     Medtronic, Inc.                                     8,900          396,940
                                                                   ------------

     MEDICAL PRODUCTS
     Johnson & Johnson                                   9,335          900,641
                                                                   ------------

     MEDICAL-BIOMEDICAL/GENES
     Amgen, Inc.*                                        6,250          382,125
                                                                   ------------

     MEDICAL- DRUGS
     Bristol-Myers Squibb Co.                           18,815        1,053,640
     Pfizer, Inc.                                       19,150          829,195
     Schering Plough Corp.                              15,920          613,557
                                                                   ------------
                                                                      2,496,392
                                                                   ------------
        TOTAL HEALTHCARE                                              4,176,098
                                                                   ------------

  TECHNOLOGY --15.78%

     COMMERCIAL SERVICES-FINANCE
     Equifax, Inc.                                      22,980          759,949
                                                                   ------------

     COMPUTER SOFTWARE
     Microsoft Corp.*                                   14,200          962,050
                                                                   ------------

     COMPUTER-MICRO
     Dell Computer Corp.*                                4,500          118,305
     Sun Microsystems, Inc.*                             6,100          104,432
                                                                   ------------
                                                                        222,737
                                                                   ------------

     ELECTRONIC COMPONENTS-SEMICONDUCTORS
     Applied Materials, Inc.*                           23,800        1,299,480
     Intel Corp.                                        17,940          554,525
     Texas Instruments, Inc.                             8,300          321,210
                                                                   ------------
                                                                      2,175,215
                                                                   ------------

     NETWORKING PRODUCTS
     Cisco Systems, Inc.*                                9,000          152,820
                                                                   ------------

     TELECOMMUNICATION EQUIPMENT
     ADC Telecommunications, Inc.*                      24,200          181,742
                                                                   ------------

     WIRELESS EQUIPMENT
     Motorola Inc.                                      13,500          209,925
                                                                   ------------
        TOTAL TECHNOLOGY                                              4,664,438
                                                                   ------------

     TOTAL COMMON STOCK (COST $24,108,597)                           27,593,693
                                                                   ------------

--------------------------------------------------------------------------------

                                                                     SCHEDULE OF
                                                                     INVESTMENTS
[LOGO]                                                      AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

OTHER INVESTMENTS -- 4.8%
     AMEX Financials SPDR                                3,050           83,753
     AMEX Tech Sector SPDR                              32,900          951,139
     iShares Dow Jones US Healthcare
       Sector Index Fund                                 4,525          281,002
     iShares Dow Jones US Telcommunications
       Sector Index Fund                                 2,675          102,934
                                                                   ------------
     TOTAL OTHER INVESTMENTS (COST $1,166,641)                        1,418,828
                                                                   ------------

REPURCHASE AGREEMENTS -- 1.84%
     Fifth Third Bank, 4.00%, dated 04/30/01,
     due 05/01/01, repurchase price $546,354
     (collateralized by FNCL Pool #397357, 8.50%,
     due 10/01/24, market value $557,308
     (Cost $546,354)                                   546,354          546,354
                                                                   ------------

     TOTAL INVESTMENTS (COST $25,821,592) -- 99.98%                  29,558,875
     OTHER ASSETS IN EXCESS OF LIABILITIES,
       NET -- .02%                                                        4,591
                                                                   ------------
     NET ASSETS -- 100%                                            $ 29,563,466
                                                                   ============

     * Non-income producing investment.
     ADR - American Depository Receipt

     Cost of investments owned for federal income
     tax purposes at April 30, 2001 was $26,076,548.
     The difference between book cost and tax cost
     consists of wash sales in the amount of $254,956.
     At April 30, 2001 the composition of unrealized
     appreciation was as follows:
        Gross unrealized appreciation                              $  4,273,460
        Gross unrealized depreciation                                  (791,133)
                                                                   ------------
        Net unrealized appreciation                                $  3,482,327
                                                                   ------------

               See "Notes to the Financial Statements" on Page 13

--------------------------------------------------------------------------------

                                                             STATEMENT OF ASSETS
                                                                   & LIABILITIES
[LOGO]                                                      AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $25,821,592)          $ 29,558,875
     Receivables:
       Dividends and interest                                            17,688
       Fund shares sold                                                  15,280
                                                                   ------------
          Total assets                                               29,591,843
                                                                   ------------

LIABILITIES:
     Payables:
       Due to advisor                                                    27,822
       Fund shares redeemed                                                 555
                                                                   ------------
          Total liabilities                                              28,377
                                                                   ------------

NET ASSETS                                                         $ 29,563,466
                                                                   ============

NET ASSETS CONSIST OF:
     Common stock                                                  $        225
     Additional capital paid - in                                    25,982,085
     Accumulated undistributed net investment income                     24,228
     Accumulated realized losses on investments                        (180,355)
     Net unrealized gain on investments                               3,737,283
                                                                   ------------

Net Assets, for 2,254,054 shares outstanding                       $ 29,563,466
                                                                   ============

Net Asset Value, offering and redemption price per share           $      13.12
                                                                   ============

               See "Notes to the Financial Statements" on Page 13

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                                                                               9

                                                                    STATEMENT OF
                                                                      OPERATIONS
[LOGO]                                         FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                        $   26,685
     Dividends                                                          297,766
                                                                     ----------
          Total investment income                                       324,451
                                                                     ----------

EXPENSES:
     Investment advisory fees                                           124,114
     Administration fees                                                173,760
     Legal fees                                                           2,349
                                                                     ----------
          Total expenses                                                300,223
                                                                     ----------

Net investment income                                                    24,228
                                                                     ----------

REALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                  (104,352)
     Net change in unrealized appreciation
       (depreciation) on investments                                   (228,723)
                                                                     ----------
     Net loss on investments                                           (333,075)
                                                                     ----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (308,847)
                                                                     ==========

               See "Notes to the Financial Statements" on Page 13

--------------------------------------------------------------------------------

                                                                    STATEMENT OF
[LOGO]                                                     CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

                                                        Year Ended       Year Ended
                                                      April 30, 2001   April 30, 2000
                                                      --------------   --------------
Operations:
     Net investment income                             $     24,228           19,266
     Net realized gain (loss) on investments               (104,352)          17,744
     Net change in unrealized appreciation
       (depreciation) on investments                       (228,723)       2,401,997
                                                       ------------     ------------
Net increase (decrease) in net assets resulting
  from operations                                          (308,847)       2,439,007
                                                       ------------     ------------

Distributions to shareholders from:
     Net investment income                                       --          (28,434)
     Net realized gains                                     (84,580)          (1,927)
                                                       ------------     ------------
                                                            (84,580)         (30,361)
                                                       ------------     ------------

Capital Share Transactions:
     Proceeds from shares sold                           11,160,182        9,783,270
     Proceeds from shares issued to holders in
       reinvestment of dividends                             83,045           29,758
     Cost of shares redeemed                             (3,406,215)      (5,781,663)
                                                       ------------     ------------
Increase in net assets from Fund share transactions       7,837,012        4,031,365
                                                       ------------     ------------

Increase in net assets                                    7,443,585        6,440,011

NET ASSETS:
     Beginning of period                                 22,119,881       15,679,870
                                                       ------------     ------------
     End of period (including undistributed
       accumulated net investment income
          of $24,228 and 0, respectively)              $ 29,563,466       22,119,881
                                                       ============     ============

               See "Notes to the Financial Statements" on Page 13

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                                                                              11

                                                                       FINANCIAL
[LOGO]                                                                HIGHLIGHTS
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

    The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

                                                          FOR THE YEAR        FOR THE YEAR       FOR THE PERIOD
                                                              ENDED               ENDED               ENDED
                                                         APRIL 30, 2001      APRIL 30, 2000      APRIL 30, 1999*
                                                         --------------      --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $        13.29      $        11.74      $        10.00
                                                         --------------      --------------      --------------

     Income From Investment Operations:
     Net investment income                                         0.01                0.01                0.02
     Net gain (loss) on securities (both realized and
       unrealized)                                                (0.14)               1.56                1.74
                                                         --------------      --------------      --------------
          Total from investment operations                        (0.13)               1.57                1.76
                                                         --------------      --------------      --------------

     Distributions:
     Net realized capital gain                                    (0.04)                 --                0.00
     Net investment income                                           --               (0.02)              (0.02)
                                                         --------------      --------------      --------------
       Total distributions                                        (0.04)              (0.02)              (0.02)
                                                         --------------      --------------      --------------

NET ASSET VALUE, END OF PERIOD                           $        13.12      $        13.29      $        11.74
                                                         ==============      ==============      ==============

TOTAL RETURN                                                      (0.96%)             13.37%              17.57%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)                 $       29,563      $       22,120      $       15,680
     Ratio of expenses to average net assets                       1.21%               1.20%               1.20%1
     Ratio of net investment income to
       average net assets                                          0.10%               0.10%               0.17%1
     Portfolio turnover rate                                         49%                 58%                 14%

*  The Henssler Equity Fund commenced operations on June 10, 1998.
1  Annualized

               See "Notes to the Financial Statements" on Page 13

--------------------------------------------------------------------------------

                                                                    NOTES TO THE
                                                            FINANCIAL STATEMENTS
[LOGO]                                                            APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Henssler Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Company has an authorized capital of 100,000,000 shares, classified as shares of common stock with a par value of $.0001 per share. The Fund's investment strategy is to emphasize long-term capital appreciation and safety of principal. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Henssler Asset Management, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair market value.

b) Repurchase agreements -- In connection with transactions in repurchase agreements, it is the Funds policy that its custodian take possession of the underlying collateral securities, the fair market value which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair market value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

c) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

--------------------------------------------------------------------------------

                                                                    NOTES TO THE
                                                            FINANCIAL STATEMENTS
[LOGO]                                                            APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

d) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

e) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                               YEAR ENDED         PERIOD ENDED
                                             April 30, 2001      April 30, 2000
                                             --------------      --------------
Sold ...................................            839,711             811,641
Reinvested .............................              6,097               2,320
Redeemed ...............................           (256,138)           (484,957)
                                             --------------      --------------

Net Increase ...........................            589,670             329,004
                                             ==============      ==============

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended April 30, 2001, were as follows:

                    Purchases:                   $19,458,784
                    Sales:                        11,926,735

--------------------------------------------------------------------------------

                                                                    NOTES TO THE
                                                            FINANCIAL STATEMENTS
[LOGO]                                                            APRIL 30, 2001
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the year ended April 30, 2001, the Advisor received advisory fees of $124,114.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. On December 15, 2000, the Board of Directors approved a new Operating Services Agreement. Under the new Servicing Agreement, the Advisor provides all of the Fund's day-to-day operational services, excluding costs of brokerage, interest, taxes, litigation, independent directors' legal fees, and extraordinary expenses. For the year ended April 30, 2001, the Fund incurred independent directors' legal fees of $2,349. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to the Fund's daily net assets. For the year ended April 30, 2001, the Advisor received fees of $173,760.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and record keeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30,
2001, Charles Schwab & Co., owned of record in aggregate more than 63% of the Henssler Equity Fund.

5.   REVOLVING LINE OF CREDIT
     Revolving Credit Agreement -- The Fund has a $5,000,000 Revolving Credit Agreement with Fifth Third Bank; Borrowings under this arrangement bear interest at the Overnight Funds Rate in effect on the day the loan is made. The Overnight Funds Rate means the rate of interest on overnight funds which the Bank is offering to other borrowers and potential borrowers of comparable financial condition to borrower on the business day a loan is made, pursuant to this agreement. As of April 30, 2001, there were no outstanding balances.

--------------------------------------------------------------------------------

                                                                     INDEPENDENT
[LOGO]                                                          AUDITOR'S REPORT
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

[LOGO]                                                 27955 Clemens Road
MCCURDY                                                Westlake, Ohio 44145-1121
& ASSOCIATES                                           Phone:  (440) 835-8500
CPA'S, INC.                                            Fax:  (440) 835-1093
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Directors
Henssler Equity Fund

We have audited the accompanying statement of assets and liabilities of the Henssler Equity Fund, including the schedule of portfolio investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each to the two years in the period then ended and for the period of June 10, 1998 (commencement of operations) through April 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. Our procedures included confirmation of investments and cash held as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Henssler Equity Fund as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period of June 10, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 16, 2001

--------------------------------------------------------------------------------

                                                                         PRIVACY
[LOGO]                                                                    POLICY
--------------------------------------------------------------------------------
THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

Recently Congress enacted the Financial Services Modernization Act, which brought a number of changes to the financial services industry. The Act requires financial institutions to inform their customers and former customers how personal information about them is collected and disclosed. The below explains the collection, use, retention and security of information about you.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell client information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

     o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account
     o    The Fund's investment adviser; and
     o    Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

The Fund and Henssler Asset Management, LLC each consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.

--------------------------------------------------------------------------------

                                    Advisor:
                                    --------
                         Henssler Asset Management, LLC
                       1281 Kennestone Circle, Suite 100
                            Marietta, Georgia 30066

                                       o

                                  Distributor:
                                  ------------
                         Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                                       o

                                   Custodian:
                                   ----------
                           The Fifth Third Bank, N.A.
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                       o

              Transfer, Redemption, and Dividend Disbursing Agent:
              ----------------------------------------------------
                          Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                                       o

                            Independent Accountants
                            -----------------------
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

                                       o

                                 Legal Counsel
                                 -------------
                       Law Offices of Stephanie A. Djinis
                         1749 Old Meadow Rd., Suite 310
                                McLean, VA 22102